Exhibit 99.1
Secureworks® Announces Second Quarter Fiscal 2024 Results
ATLANTA, Ga, Sept. 7, 2023 - Secureworks® (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its second quarter, which ended on August 4, 2023.
Key Highlights
•Secureworks Taegis™ annual recurring revenue (ARR) grew to $276 million, an increase of 37% on a year-over-year basis.
•Taegis second quarter revenue grew 55% year-over-year to $66.4 million.
•Taegis GAAP gross margin and non-GAAP gross margin continued to expand in the second quarter, reaching 68.8% and 70.7%, respectively.
“We expanded our Partner First ecosystem this quarter with global, market-leading partners, increasing our scale and market reach to further position our business for growth,” said Wendy Thomas, CEO, Secureworks. “As an open XDR platform that combines security analytics, AI, threat intelligence and automation, Taegis is empowering organizations to say goodbye to point solution chaos and embrace a platform-based approach that results in better security outcomes, optimized resources and the highest return on investment for our customers and partners.”
“I’m pleased that we delivered against our financial commitments in the second quarter,” said Alpana Wegner, Chief Financial Officer, Secureworks. “The progress we are making on the acceleration of Other MSS end-of-life, which is allowing us to streamline our operating costs, and our expanded use of automation to drive scale into our growing SaaS business, gives us a clear path to breakeven adjusted EBITDA for fourth quarter this year and cash flow generation next year.”
Second Quarter Fiscal 2024 Financial Highlights
•Total revenue for the second quarter was $93.0 million, compared to $116.2 million in the second quarter of fiscal 2023.
•Taegis revenue for the second quarter was $66.4 million, compared to $42.8 million in the second quarter of fiscal 2023.
•GAAP gross profit was $52.9 million, compared with $66.6 million in the second quarter of fiscal 2023. Non-GAAP gross profit was $58.0 million, compared with $71.2 million during the same period last year.
•GAAP gross profit specific to Taegis was $45.7 million, compared with $27.3 million in the second quarter of fiscal 2023. Non-GAAP Taegis gross profit was $47.0 million, compared with $28.0 million during the same period last year.
•GAAP gross margin for the second quarter was 56.9%, compared with 57.3% in the same period last year. Non-GAAP gross margin was 62.4%, compared with 61.3% in the second quarter of fiscal 2023.
•GAAP gross margin specific to Taegis was 68.8% for the quarter, compared with 63.7% in the same period last year. Non-GAAP Taegis gross margin was 70.7%, compared with 65.5% in the second quarter of fiscal 2023.
•GAAP net loss was $32.4 million for the second quarter, or $0.38 per share, compared with net loss of $24.7 million, or $0.29 per share, in the same period last year. Non-GAAP net loss was $8.6 million, or $0.10 per share, compared with non-GAAP net loss of $11.3 million, or $0.13 per share, in the same period last year.

•Adjusted EBITDA loss for the quarter was $10.3 million, compared with adjusted EBITDA loss of $14.3 million in the second quarter of fiscal 2023.
•The company ended the second quarter with $64.9 million in cash and cash equivalents.
Business and Operational Highlights
•Secureworks partnered with EY to launch their Intelligent Extended Detection & Response (IXDR), powered by Taegis XDR, to help organizations combat cyber threats.
•Announced integrated partnership with Akamai's Enterprise Application Access module, a leading zero trust network access solution.
•Continued executing on our Partner First strategy by launching in the Middle East, UK&I and Europe.
•Delivered Taegis platform capabilities, expanding our automation of investigations and alert triage, directly benefiting our customers by minimizing the time between detection and executing a response.
•Recognition and awards in the second quarter of fiscal 2024 include:
◦Leader in Frost & Sullivan Frost Radar for XDR, 2023
◦Leader in Frost & Sullivan Frost Radar for VDR, 2023
◦Leader in Cybersecurity - Solutions and Services 2023,” an ISG Provider Lens™ Study
◦Notable Vendor in the “Forrester Vulnerability Risk Management Landscape, Q2 2023” report
Financial Outlook
For the third quarter of fiscal 2024, the Company expects:
•Revenue of $88 million to $90 million.
•GAAP net loss per share of $0.21 to $0.23 and non-GAAP net loss per share of $0.05 to $0.07.
Secureworks is providing the following updated guidance for full fiscal year 2024. The Company expects:

Fiscal Year 2024 Guidance
Taegis ARR	$285M to $300M
Other MSS ARR	$15M or Less
Total revenue	$360M to $368M
Taegis revenue	$264M to $268M
GAAP net loss	($94M) to ($99M)
($1.09) to ($1.15) per share
Non-GAAP net loss	($31M) to ($36M)
($0.36) to ($0.41) per share
Adjusted EBITDA	($31M) to ($37M)
Cash from operations	($70M) to ($80M)

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its second quarter fiscal 2024 results and financial guidance on September 7, 2023, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at https://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.
Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.
Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP Taegis Subscription Solutions cost of revenue, non-GAAP Managed Security Services cost of revenue, non-GAAP gross profit, non-GAAP subscription gross profit, non-GAAP professional services gross profit non-GAAP Taegis Subscription Solutions gross profit, non-GAAP Managed Security Services gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, adjusted EBITDA, weighted average common shares outstanding - diluted (non-GAAP), non-GAAP Taegis Subscription Solutions gross margin, non-GAAP Managed Security Services gross margin, non-GAAP subscription gross margin and non-GAAP professional services gross margin, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing historical and forward-looking non-GAAP financial measures to the most directly comparable historical and forward-looking GAAP financial measure is provided below for each of the fiscal periods indicated.
Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue, GAAP net loss per share and non-GAAP net loss per share for the third quarter of fiscal 2024, and Taegis ARR, other MSS ARR, total revenue, Taegis revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss, non-GAAP net loss per share, weighted average common shares outstanding - diluted (non-GAAP), adjusted EBITDA, capital expenditures, and cash from operations for full year fiscal 2024, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors that include, but are not limited to, the following: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s ability to navigate economic conditions, geopolitical uncertainty and financial market volatility; the Company’s reliance on personnel with extensive information security expertise; the Company’s ability to successfully implement its strategic plan to realign and optimize its investments with its priorities; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with expansion of the Company’s international sales and operations; the risks associated with proposed or currently enacted tax statutes, including Internal Revenue Code Section 174; the Company’s exposure to fluctuations in currency exchange rates or inflation; the effect of new governmental export or import controls on the Company’s business or any international sanctions compliance program applicable to the Company; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber-attacks or other data security incidents; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; the effect of natural disasters, public health issues, geopolitical conflict and other catastrophic events on the Company’s ability to serve its customers, including the Ukrainian/Russian conflict; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc., which include, but are not limited to, the effects of a potential deconsolidation of the Company as a part of the Dell Technologies Inc. consolidated tax group; and risks related to the volatility of the price of the Company’s Class A common stock.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K or in the Company’s first quarter fiscal 2024 Form 10-Q filing, as well as in the Company’s other SEC filings.
Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information or otherwise.
About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that secures human progress with Secureworks® Taegis™, a SaaS-based, open XDR platform built on 20+ years of real-world threat intelligence and research, improving customers’ ability to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com
Contact Information

Investor Inquiries: Kevin Toomey VP, Investor Relations 862-338-9046 ktoomey@secureworks.com	Media Inquiries: Nicole Catalano Corporate Communications 415-295-5873 press@secureworks.com
(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)
	Three Months Ended		Six Months Ended
	August 4, 2023	July 29, 2022	August 4, 2023	July 29, 2022
Net revenue:
Subscription	$76,825	$90,322	$154,084	$184,735
Professional services	16,141	25,860	33,277	52,462
Total net revenue	92,966	116,182	187,361	237,197
Cost of revenue:
Subscription	30,084	34,060	61,103	66,886
Professional services	9,973	15,519	21,740	32,128
Total cost of revenue	40,057	49,579	82,843	99,014
Gross profit	52,909	66,603	104,518	138,183
Operating expenses:
Research and development	28,236	33,638	59,408	66,969
Sales and marketing	31,237	40,940	65,763	80,185
General and administrative	20,366	24,274	42,629	49,634
Reorganization and other related charges	14,232	—	14,232	—
Total operating expenses	94,071	98,852	182,032	196,788
Operating loss	(41,162)	(32,249)	(77,514)	(58,605)
Interest and other, net	(636)	131	(2,382)	(566)
Loss before income taxes	(41,798)	(32,118)	(79,896)	(59,171)
Income tax benefit	(9,439)	(7,399)	(16,567)	(12,854)
Net loss	$(32,359)	$(24,719)	$(63,329)	$(46,317)

Loss per common share (basic and diluted)	$(0.38)	$(0.29)	$(0.74)	$(0.55)
Weighted-average common shares outstanding (basic and diluted)	86,121	84,483	85,776	84,123

Percentage of Total Net Revenue (1)
Subscription gross margin	60.8%	62.3%	60.3%	63.8%
Professional services gross margin	38.2%	40.0%	34.7%	38.8%
Total gross margin	56.9%	57.3%	55.8%	58.3%
Research and development expenses	30.4%	29.0%	31.7%	28.2%
Sales and marketing expenses	33.6%	35.2%	35.1%	33.8%
General and administrative expenses	21.9%	20.9%	22.8%	20.9%
Reorganization and other related charges	15.3%	—%	7.6%	—%
Operating expenses	101.2%	85.1%	97.2%	83.0%
Operating loss	(44.3)%	(27.8)%	(41.4)%	(24.7)%
Loss before income taxes	(45.0)%	(27.6)%	(42.6)%	(24.9)%
Net loss	(34.8)%	(21.3)%	(33.8)%	(19.5)%
Effective tax rate	22.6%	23.0%	20.7%	21.7%
Note: Percentage growth rates are calculated based on underlying data in thousands
(1)    Financial measures as a percentage of revenue are calculated based on total GAAP net revenue, except for GAAP subscription gross margin and GAAP professional services gross margin measures, which are calculated based on each of their respective GAAP net revenue measures.

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	August 4, 2023	February 3, 2023
Assets:
Current assets:
Cash and cash equivalents	$64,899	$143,517
Accounts receivable, net	56,436	72,627
Inventories, net	774	620
Other current assets	17,353	17,526
Total current assets	139,462	234,290
Property and equipment, net	3,151	4,632
Operating lease right-of-use assets, net	5,883	9,256
Goodwill	425,494	425,519
Intangible assets, net	92,559	106,208
Other non-current assets	71,147	60,965
Total assets	$737,696	$840,870
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$11,212	$18,847
Accrued and other current liabilities	62,290	81,566
Short-term deferred revenue	134,477	145,170
Total current liabilities	207,979	245,583
Long-term deferred revenue	7,893	11,162
Operating lease liabilities, non-current	9,865	12,141
Other non-current liabilities	7,489	14,023
Total liabilities	233,226	282,909
Total stockholders' equity	504,470	557,961
Total liabilities and stockholders' equity	$737,696	$840,870

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended
	August 4, 2023	July 29, 2022
Cash flows from operating activities:
Net loss	$(63,329)	$(46,317)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	17,961	18,515
Amortization of right of use asset	1,303	1,932
Reorganization and other related charges	3,272	—
Amortization of costs capitalized to obtain revenue contracts	8,820	8,985
Amortization of costs capitalized to fulfill revenue contracts	1,805	2,565
Stock-based compensation expense	14,890	17,938
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	2,205	516
Income tax benefit	(16,567)	(12,854)
Provision for credit losses	(132)	(102)
Changes in assets and liabilities:
Accounts receivable	16,026	14,329
Net transactions with Dell	(118)	(592)
Inventories	(154)	30
Other assets	(4,699)	(6,933)
Accounts payable	(7,981)	5,685
Deferred revenue	(14,483)	(17,165)
Operating leases, net	(3,024)	(2,801)
Accrued and other liabilities	(25,756)	(25,145)
Net cash used in operating activities	(69,961)	(41,414)
Cash flows from investing activities:
Capital expenditures	(530)	(827)
Software development costs	(2,416)	(2,840)
Net cash used in investing activities	(2,946)	(3,667)
Cash flows from financing activities:
Taxes paid on vested restricted shares	(5,711)	(8,087)
Net cash used in financing activities	(5,711)	(8,087)
Net decrease in cash and cash equivalents	(78,618)	(53,168)
Cash and cash equivalents at beginning of the period	143,517	220,655
Cash and cash equivalents at end of the period	$64,899	$167,487

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP Taegis Subscription Solutions cost of revenue, non-GAAP Managed Security Services cost of revenue, non-GAAP gross profit, non-GAAP subscription gross profit, non-GAAP professional services gross profit, non-GAAP Taegis Subscription Solutions gross profit, non-GAAP Managed Security Services gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, adjusted EBITDA, weighted average common shares outstanding - diluted (non-GAAP), non-GAAP Taegis Subscription Solutions gross margin, non-GAAP Managed Security Services gross margin, non-GAAP subscription gross margin and non-GAAP professional services gross margin, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of our reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. The Company encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Six Months Ended
	August 4, 2023	July 29, 2022	August 4, 2023	July 29, 2022
GAAP net revenue:
Taegis Subscription Solutions	$66,426	$42,809	$129,022	$80,025
Managed Security Services	10,399	47,513	25,062	104,710
Total Subscription revenue	76,825	90,322	154,084	184,735
Professional services	16,141	25,860	33,277	52,462
GAAP net revenue(1)	$92,966	$116,182	$187,361	$237,197

GAAP Taegis Subscription Solutions cost of revenue	$20,740	$15,537	$40,648	$27,992
Amortization of intangibles	(1,127)	(704)	(2,196)	(1,559)
Stock-based compensation expense	(169)	(67)	(248)	(108)
Non-GAAP Taegis Subscription Solutions cost of revenue	$19,444	$14,766	$38,204	$26,325

GAAP Managed Security Services cost of revenue	$9,344	$18,523	$20,455	$38,894
Amortization of intangibles	(3,410)	(3,411)	(6,821)	(6,821)
Stock-based compensation expense	(40)	(100)	(107)	(182)
Non-GAAP Managed Security Services cost of revenue	$5,894	$15,012	$13,527	$31,891

GAAP subscription cost of revenue	$30,084	$34,060	$61,103	$66,886
Amortization of intangibles	(4,537)	(4,115)	(9,017)	(8,380)
Stock-based compensation expense	(209)	(167)	(355)	(290)
Non-GAAP subscription cost of revenue	$25,338	$29,778	$51,731	$58,216

GAAP professional services cost of revenue	$9,973	$15,519	$21,740	$32,128
Stock-based compensation expense	(322)	(345)	(647)	(732)
Non-GAAP professional services cost of revenue	$9,651	$15,174	$21,093	$31,396

GAAP gross profit	$52,909	$66,603	$104,518	$138,183
Amortization of intangibles	4,537	4,115	9,017	8,380
Stock-based compensation expense	532	511	1,003	1,021
Non-GAAP gross profit	$57,978	$71,229	$114,538	$147,584

GAAP Taegis Subscription Solutions gross profit	$45,686	$27,272	$88,374	$52,033
Amortization of intangibles	1,127	704	2,196	1,559
Stock-based compensation expense	169	67	248	108
Non-GAAP Taegis Subscription Solutions gross profit	$46,982	$28,043	$90,818	$53,700

GAAP research and development expenses	$28,236	$33,638	$59,408	$66,969
Stock-based compensation expense	(2,681)	(2,640)	(5,283)	(5,383)
Non-GAAP research and development expenses	$25,555	$30,998	$54,125	$61,586

GAAP sales and marketing expenses	$31,237	$40,940	$65,763	$80,185
Stock-based compensation expense	(1,097)	(1,627)	(1,938)	(3,265)
Non-GAAP sales and marketing expenses	$30,140	$39,313	$63,825	$76,920

GAAP general and administrative expenses	$20,366	$24,274	$42,629	$49,634
Amortization of intangibles	(3,523)	(3,523)	(7,047)	(7,047)
Stock-based compensation expense	(3,310)	(4,034)	(6,666)	(8,269)
Non-GAAP general and administrative expenses	$13,533	$16,717	$28,916	$34,318

GAAP operating loss	$(41,162)	$(32,249)	$(77,514)	$(58,605)
Amortization of intangibles	8,060	7,638	16,064	15,427
Stock-based compensation expense	7,620	8,812	14,890	17,938
Reorganization and other related charges	14,232	—	14,232	—
Non-GAAP operating (loss) income	$(11,250)	$(15,799)	$(32,328)	$(25,240)

GAAP net loss	$(32,359)	$(24,719)	$(63,329)	$(46,317)
Amortization of intangibles	8,060	7,638	16,064	15,427
Stock-based compensation expense	7,620	8,812	14,890	17,938
Reorganization and other related charges	14,232	—	14,232	—
Aggregate adjustment for income taxes	(6,173)	(3,024)	(7,613)	(5,944)
Non-GAAP net (loss) income	$(8,620)	$(11,293)	$(25,756)	$(18,896)

GAAP loss per share	$(0.38)	$(0.29)	$(0.74)	$(0.55)
Amortization of intangibles	0.10	0.09	0.19	0.18
Stock-based compensation expense	0.08	0.10	0.17	0.21
Reorganization and other related charges	0.17	—	0.17	—
Aggregate adjustment for income taxes	(0.07)	(0.04)	(0.09)	(0.07)
Non-GAAP (loss) earnings per share *	$(0.10)	$(0.13)	$(0.30)	$(0.22)
* Sum of reconciling items may differ from total due to rounding of individual components

GAAP net loss	$(32,359)	$(24,719)	$(63,329)	$(46,317)
Interest and other, net	636	(131)	2,382	566
Income tax benefit	(9,439)	(7,399)	(16,567)	(12,854)
Depreciation and amortization	8,981	9,132	17,961	18,515
Stock-based compensation expense	7,620	8,812	14,890	17,938
Reorganization and other related charges	14,232	—	14,232	—
Adjusted EBITDA	$(10,329)	$(14,305)	$(30,431)	$(22,152)
(1) Historically the Company has presented non-GAAP net revenue as a financial measure. There are no such adjustments that give rise to non-GAAP net revenue for any of the periods presented.

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)
	Three Months Ended		Six Months Ended
Percentage of Total Net Revenue	August 4, 2023	July 29, 2022	August 4, 2023	July 29, 2022

GAAP Taegis Subscription Solutions gross margin	68.8%	63.7%	68.5%	65.0%
Non-GAAP adjustment	1.9%	1.8%	1.9%	2.1%
Non-GAAP Taegis Subscription Solutions gross margin	70.7%	65.5%	70.4%	67.1%

GAAP Managed Security Services gross margin	10.1%	61.0%	18.4%	62.9%
Non-GAAP adjustment	33.2%	7.4%	27.6%	6.6%
Non-GAAP Managed Security Services gross margin	43.3%	68.4%	46.0%	69.5%

GAAP subscription gross margin	60.8%	62.3%	60.3%	63.8%
Non-GAAP adjustment	6.2%	4.7%	6.1%	4.7%
Non-GAAP subscription gross margin	67.0%	67.0%	66.4%	68.5%

GAAP professional services gross margin	38.2%	40.0%	34.7%	38.8%
Non-GAAP adjustment	2.0%	1.3%	1.9%	1.4%
Non-GAAP professional services gross margin	40.2%	41.3%	36.6%	40.2%

GAAP gross margin	56.9%	57.3%	55.8%	58.3%
Non-GAAP adjustment	5.5%	4.0%	5.3%	3.9%
Non-GAAP gross margin	62.4%	61.3%	61.1%	62.2%

GAAP research and development expenses	30.4%	29.0%	31.7%	28.2%
Non-GAAP adjustment	(2.9)%	(2.3)%	(2.8)%	(2.2)%
Non-GAAP research and development expenses	27.5%	26.7%	28.9%	26.0%

GAAP sales and marketing expenses	33.6%	35.2%	35.1%	33.8%
Non-GAAP adjustment	(1.2)%	(1.4)%	(1.0)%	(1.4)%
Non-GAAP sales and marketing expenses	32.4%	33.8%	34.1%	32.4%

GAAP general and administrative expenses	21.9%	20.9%	22.8%	20.9%
Non-GAAP adjustment	(7.3)%	(6.5)%	(7.4)%	(6.4)%
Non-GAAP general and administrative expenses	14.6%	14.4%	15.4%	14.5%

GAAP operating loss	(44.3)%	(27.8)%	(41.4)%	(24.7)%
Non-GAAP adjustment	32.2%	14.2%	24.1%	14.1%
Non-GAAP operating (loss) income	(12.1)%	(13.6)%	(17.3)%	(10.6)%

GAAP net loss	(34.8)%	(21.3)%	(33.8)%	(19.5)%
Non-GAAP adjustment	25.5%	11.6%	20.1%	11.5%
Non-GAAP net (loss) income	(9.3)%	(9.7)%	(13.7)%	(8.0)%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	November 3, 2023		February 2, 2024
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance
GAAP net revenue	$88	$90	$360	$368

GAAP net loss	$(20)	$(18)	$(99)	$(94)
Amortization of intangibles	7	7	28	28
Stock-based compensation expense	12	12	38	38
Aggregate adjustment for income taxes	(4)	(4)	(16)	(16)
Non-GAAP net loss*	$(6)	$(5)	$(36)	$(31)

GAAP net loss per share	$(0.23)	$(0.21)	$(1.15)	$(1.09)
Amortization of intangibles	0.08	0.08	0.32	0.32
Stock-based compensation expense	0.13	0.13	0.44	0.44
Aggregate adjustment for income taxes	(0.05)	(0.05)	(0.18)	(0.18)
Non-GAAP net loss per share*	$(0.07)	$(0.05)	$(0.41)	$(0.36)

GAAP net loss			$(99)	$(94)
Interest and other, net			5	5
Income tax benefit			(27)	(26)
Depreciation and amortization			32	32
Reorganization and other related charges			14	14
Stock-based compensation expense			38	38
Adjusted EBITDA*			$(37)	$(31)

Other Items
Effective tax rate				22%
Weighted average shares outstanding (in millions) – diluted (non-GAAP)				86.3
Cash flow from operations			$(80) to $(70)
Capital expenditures				$6 to $8

* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding